                              Dated __________ 2000




                                (1) AJAX II, L.P.



                                       and

                    (2) CHRISTIANIA BANK OG KREDITKASSE ASA,
                            NEW YORK BRANCH AS AGENT


                          ----------------------------


                                 SHARE MORTGAGE

                          ----------------------------






                                 Hunter & Hunter
                                 P.O. Box 190 GT
                              The Huntlaw Building
                                  Grand Cayman
                                 Cayman Islands

THIS SHARE MORTGAGE dated __________ 2000 is made

BETWEEN:                   (1)      AJAX II, L.P., a limited partnership
                                    organised under the laws of the Cayman
                                    Islands, of 3rd Floor, CIBC Financial
                                    Centre, P.O. Box 1234GT, Grand Cayman,
                                    Cayman Islands ("Mortgagor");

AND:                       (2)      CHRISTIANIA BANK OG KREDITKASSE ASA, New
                                    York Branch ("CBNY"), as agent for itself and the Lenders hereinafter defined ("the
                                    Agent").


WHEREAS

(A)      The Mortgagor is the registered owner of the shares described herein.

(B) In order to secure the payment of the Obligations defined herein, the Mortgagor has agreed to enter into this Mortgage.

NOW THIS DEED WITNESSETH and it is hereby agreed as follows:-

1.       DEFINITIONS AND INTERPRETATIONS

         (a) The following terms have the meanings set opposite unless the context otherwise requires:-

                  (i)      Lenders           the Lenders as so defined in the
                                             Credit Agreement;

                  (ii)     Companies         Genmar Gabriel Ltd., Genmar Zoe
                                             Ltd., Genmar Macedon Ltd. and
                                             Genmar Spartiate Ltd. each of which
                                             is a company incorporated under the
                                             laws of the Cayman Islands having
                                             its registered office at P. O. Box
                                             1234 GT, George Town, Grand Cayman,
                                             Cayman Islands;

                  (iii)    Credit Agreement  The US$70,000,000 Credit Agreement
                                             dated as of _____ June 2000 made
                                             between the Companies jointly and
                                             severally as borrowers, the
                                             Mortgagor as Guarantor, the Chargee
                                             and the Lenders in connection with
                                             a loan facility in the amount of up
                                             to US$70,000,000 to be made
                                             available by the Lenders to the
                                             Companies and any renewals,
                                             modifications and extensions
                                             thereto;

                  (iv)     Default           a Default as defined in the Credit
                                             Agreement; (v) Event of Default an
                                             Event of Default as defined in the
                                             Credit Agreement;

                  (vi)     Mortgaged Shares  the Original Mortgaged Shares and
                                             all other shares in the Companies
                                             from time to time owned by the
                                             Mortgagor during the Security
                                             Period (and includes all shares,
                                             stocks and other securities offered
                                             or accruing by way of subdivision,
                                             consolidation, capitalization of
                                             profits, bonus or rights issue or
                                             otherwise to the Mortgagor in
                                             respect of all or any of the
                                             Mortgaged Shares or offered in
                                             substitution or exchange for all or
                                             any of the Mortgaged Shares);

                  (vii)    Obligations       has the meaning given to it in the
                                             Credit Agreement; (viii) Original
                                             Mortgaged Shares the shares in the
                                             Companies registered and
                                             beneficially owned by the Mortgagor
                                             specified in Clause 3(b) hereof;

                  (ix)     Security Period   the period commencing on the date
                                             of execution of this Mortgage and
                                             terminating upon discharge of the
                                             security created by this Mortgage
                                             and payment in full in cash of the
                                             Obligations.

         (b) Capitalised terms used and not otherwise defined herein have the respective meanings given to those terms in the Credit Agreement.

         (c) Unless the context otherwise requires, words used herein importing the singular number shall include the plural number and vice-versa, words importing the masculine gender only shall include the feminine gender and words importing persons only shall include companies or associations or bodies of persons whether incorporated or not.

         (d) The headings to clauses are for convenience only and have no legal effect.

2.       MORTGAGE OF SHARES

         The Mortgagor as legal and beneficial owner hereby pledges, mortgages, assigns, transfers, deposits, sets over and confirms to the Agent on behalf of the Lenders the Mortgaged Shares and all of its right, title and interest therein as and continuing security for the due and punctual payment by the Companies and the Mortgagor to the Agent on behalf of the Lenders of the Obligations whether due actually or contingently presently or in the future.

3.       REPRESENTATIONS

         The Mortgagor hereby represents and warrants to the Agent on behalf of the Lenders as follows:

         (a) the Mortgagor has full power and authority to enter into and perform its obligations under and to grant to the Agent on behalf of the Lenders the rights created by this Mortgage;

         (b) the authorised share capital of each of the Companies is US$50,000 divided into 50,000 ordinary shares of US$1.00 each, of which a total of 100 shares per Company are duly issued, fully paid and have the rights specified in the relevant constitutional documents of such Company (certified copies of which have been delivered to the Agent on behalf of the Lenders) and are registered in the ownership of the Mortgagor (being the Original Mortgaged Shares) and representing all of the issued shares in the Company;

         (c) there are no options, pre-emption rights or other rights outstanding nor is there any other agreement by virtue of which any person is entitled to have issued or transferred to him the Mortgaged Shares or any other shares in any of the Companies;

         (d) the Mortgagor is the legal and beneficial owner of the Mortgaged Shares and has full right and title to the same and the same are free from any charge, lien or encumbrance of any kind save as created pursuant to this Mortgage;

         (e)      the Mortgagor has duly executed and delivered this Mortgage;

         (f) this Mortgage constitutes a valid and legally binding obligation of the Mortgagor enforceable against the Mortgagor in accordance with its terms;

         (g) the entry into and performance by the Mortgagor of this Mortgage does not violate in any respect (i) any law or regulation of any governmental or official authority or body, or (ii) any agreement, contract or other undertaking to which the Mortgagor is a party or which is binding upon the Mortgagor or any of its assets;

         (h) all consents, licences, approvals and authorizations required in connection with the entry into, performance, validity and enforceability of this Mortgage have been obtained and are in full force and effect and will be so maintained; and

         (i) the Mortgagor is duly registered and established as an exempted limited partnership and is in good standing under the laws of the Cayman Islands; and

         (j) the Mortgagor has taken all necessary action to authorize the execution and delivery of this Mortgage in accordance with its terms.

4.       COVENANTS CONCERNING THE SHARES

         The Mortgagor covenants and agrees with the Agent on behalf of the Lenders that during the Security Period:-

         (a) the Mortgagor will not sell, assign, transfer, mortgage, pledge or encumber in any manner the Mortgaged Shares or suffer to exist any mortgage, lien or encumbrance on the Mortgaged Shares save as created pursuant to this Mortgage;

         (b) no further shares in the Companies will be issued without the prior consent of the Agent on behalf of the Lenders and that any further shares issued to the Mortgagor whether by way of capitalization of profits, new issue or otherwise shall automatically become part of and shall be included in the definition of Mortgaged Shares for all purposes hereunder;

         (c) the Mortgagor will deliver to the Agent on behalf of the Lenders, immediately upon receipt by the Mortgagor copies of all notices of general meetings, proposed unanimous shareholder resolutions of the Company (prior to such resolutions being signed by the Mortgagor), financial statements and all other materials distributed to, or requiring action by, shareholders of the Company from time to time, together with copies of all minutes of meetings of the Directors (or committees of the Directors) of the Company, unanimous written resolutions of the Directors (or committees thereof) and all other materials and information distributed by the Company to, or requiring action by, such Directors and such other information concerning the Company as the Agent on behalf of the Lenders shall from time to time request; and

         (d) the Mortgagor will not exercise its votes as holder of the Mortgaged Shares or take any action with respect to the Company which might in any way prejudice the security of the Lenders under this Mortgage;

5.       RIGHTS IN RESPECT OF SHARES

         The Mortgagor further agrees with the Agent on behalf of the Lenders as follows:-

         (a) unless and until a Default and/or an Event of Default has occurred and is continuing:-

                  (i) the Mortgagor shall be entitled to exercise all voting and/or consensual powers pertaining to the Mortgaged Shares or any part thereof for all purposes not inconsistent with the terms of this Mortgage; and

                  (ii) the Mortgagor shall be entitled to receive and retain any dividends, interest or other moneys accruing on or paid in respect of the Mortgaged Shares or any part thereof;

         (b) if a Default and/or an Event of Default shall occur, the Agent on behalf of the Lenders shall have the sole and exclusive right:-

                  (i) to exercise all voting and consensual powers pertaining to the Mortgaged Shares or any part thereof and the Agent on behalf of the Lenders shall exercise such powers in such manner as the Agent on behalf of the Lenders may elect; and

                  (ii) to receive any dividends, interest or other distributions paid or to be made in respect of the Mortgaged Shares;

         (c) if a Default and/or an Event of Default occurs, the Agent on behalf of the Lenders may, without any notice except as hereinafter provided, sell the Mortgaged Shares or any part thereof at public or private sale for cash, upon credit or for future delivery and at such price or prices as the Agent on behalf of the Lenders may deem best (and the Agent on behalf of the Lenders shall be entitled to purchase any and all of the Mortgaged Shares so sold and thereafter hold the same absolutely free from any right or claim of whatsoever kind). Upon any such sale, the Agent on behalf of the Lenders shall have the right to deliver, assign and transfer to each purchaser thereof the Mortgaged Shares so sold. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right of whatsoever kind including any equity or right of redemption of the Mortgagor who hereby specifically waives all rights of redemption, stay or appraisal which the Mortgagor has or may have under any rule or law or statute now existing or hereinafter adopted. The Agent on behalf of the Lenders shall give to the Mortgagor ten days written notice of its intention to make any such public or private sale. Such notice in case of public sale shall state the time and place fixed for such sale and in case of private sale the day on which the Mortgaged Shares or that portion thereof so being sold will first be offered for sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place as the Agent on behalf of the Lenders may fix in the notice of such sale. At such sale, the Mortgaged Shares may be sold in one lot as an entirety or in separate parcels as the Agent on behalf of the Lenders may determine. The Agent shall not be obliged to make any public or private sale and may cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Mortgaged Shares on credit or for future delivery the Mortgaged Shares so sold may be retained by the Agent for the Lenders until the selling price is paid by each purchaser thereof but neither the Agent nor the Lenders shall incur liability in the case of the failure of such purchaser to take up and pay for the Mortgaged

                  Shares so sold and in case of any such failing such Mortgaged Shares may again be sold upon like notice. The Agent on behalf of the Lenders instead of exercising the power of sale herein conferred upon it may proceed by a suit or suits at law or in equity to foreclose this Mortgage and sell the Mortgaged Shares or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, the Mortgagor having been given due notice of all such action;

         (d) the proceeds of any sale or other enforcement in respect of all or any part of the Mortgaged Shares shall be applied by the Agent first in paying the expenses of any such sale or other enforcement and thereafter in reduction of the Obligations in such order as the Lenders may determine; and

         (e) in the event of a Default and/or an Event of Default, the Agent on behalf of the Lenders shall be entitled to date and implement the documents delivered to it pursuant to Clause 9 hereof as appropriate and to take all steps to register the Mortgaged Shares in its name or that of its nominees and to assume control as registered owner of the Mortgaged Shares;

         Provided that in all cases:-

         (i) the Mortgagor shall remain liable to perform all the obligations assumed by it in relation to the Mortgaged Shares and the Agent and the Lenders shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in event of any failure by the Mortgagor to perform its obligations in respect thereof;

         (ii) the Mortgagor shall pay all calls or other payments, and shall discharge all other obligations, which may become due in respect of any of the Mortgaged Shares failing which the Agent on behalf of the Lenders may if it thinks fit (but shall not be required to do so) make such payments or discharge such obligations on behalf of the Mortgagor. Any sums so paid by the Agent on behalf of the Lenders in respect thereof shall be payable by the Mortgagor to the Agent on behalf of the Lenders on demand and pending such repayment shall constitute part of the Obligations; and

         (iii) the Agent and the Lenders shall not have any duty (whether registered as the legal mortgagee of the Mortgaged Shares or not) to ensure that any dividends, interest or other moneys and assets receivable in respect of the Mortgaged Shares are duly and punctually paid, received or collected as and when the same become due and payable or to ensure that the correct amounts (if any) are paid or received on or in respect of the Mortgaged Shares or to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property paid, distributed, accruing or offered at any time by way of redemption, bonus, rights, preference or otherwise on, or in respect of, any of the Mortgaged Shares.

6.       POWER OF ATTORNEY

         The Agent is hereby irrevocably (coupled with the interest of this Mortgage) appointed the attorney-in-fact of the Mortgagor for the purpose of carrying out the provisions of this Mortgage and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the full benefit of this Mortgage.

7.       REMEDIES ARE CUMULATIVE

         No failure on the part of any of the Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent on behalf of the Lenders of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

8.       RELEASE OF MORTGAGE

         When all the Obligations shall have been paid in full and all obligations and liabilities of the Mortgagor hereunder shall have been paid or discharged in full, this Mortgage shall terminate and the Agent on behalf of the Lenders shall forthwith assign, transfer and deliver to the Mortgagor the Mortgaged Shares.

9.       SHARE MORTGAGE SUPPORT DOCUMENTS

         The Mortgagor hereby undertakes to deliver to the Agent on behalf of the Lenders on the date hereof as security in accordance with the terms of this Mortgage the following in form and substance acceptable to the Lenders:-

         (a)      all original share certificates in respect of the Mortgaged
                  Shares;

         (b) blank signed transfers in respect of the Mortgaged Shares undated;

         (c) an executed and undated resignation of all Directors and officers of each of the Companies;

         (d) an irrevocable proxy (coupled with the Lenders' interest hereunder) in respect of each Company in favour of the Agent on behalf of the Lenders;

         (e) a memorandum signed by a Director or Secretary of the Company concerning the endorsement of a note of this Mortgage on the Register of Members of the Company; and

         (f) the acknowledgement and agreement of each Company to the terms of this Mortgage.

10.      VARIATION OF INDEBTEDNESS

         The Agent and/or the Lenders may at all times, without discharging or in any way affecting this security, determine, vary or increase any credit to the Mortgagor, grant to the Mortgagor or to any other person any time or indulgence, deal with, exchange, release, modify or abstain from perfecting or enforcing any security, guarantee or other right which the Lenders may now or hereafter have regarding the Obligations, compound with the Mortgagor or any guarantor, or agree to any amendment or supplement to the Credit Agreement and any other security provided to the Lenders thereunder.

11.      NOTICES

         Any notice or other communication hereunder shall be in writing and may be sent by telefax or by mail or by personal or courier delivery to the following address (or to such other address as shall be notified by one party to the other from time to time) and shall be deemed to be duly given or made (in the case of personal or courier or mail delivery) when delivered and (in the case of telefax delivery) when despatched (or the first business day thereafter in the place of the recipient if despatched on a non-business day or after working hours in the place of the recipient):-

         (a)      to the Mortgagor at:

                  c/o General Maritime Corporation
                  730 Fifth Avenue
                  New York
                  New York 10019
                  Peter C. Georgiopoulos
                  Fax No. (212) 698 9628

         (b)      to the Agent at:

                  11 West 42nd Street
                  7th Floor
                  New York,  NY 10036
                  U.S.A.
                  Attention:  Shipping Department

12.      INDEMNITY AND EXPENSES

         (a) The Mortgagor hereby indemnifies the Agent and the Lenders against any liabilities, claims, costs and expenses whatsoever which may be made against the Agent and/or the Lenders or which may be incurred or become payable by the Agent and/or the Lenders in respect of the business of the Company or as a result of this Mortgage (including, but without prejudice to the generality of the foregoing, any stamp duties on any transfer of the Mortgaged Shares hereunder).

         (b) The Mortgagor shall pay to the Agent on behalf of the Lenders on its demand the amount of all reasonable expenses incurred by the Agent and the Lenders in connection with:-

                  (i) the negotiation, preparation, execution or registration of this Mortgage or any other document related thereto or with any transactions contemplated by this Mortgage or a related document;

                  (ii) any amendment or supplement to this Mortgage or any proposal for such an amendment to be made (whether made or not); and

                  (iii) any consent or waiver by the Agent on behalf of the Lenders under or in connection with this Mortgage, or any request for such a consent or waiver (whether granted or not).

         (c) The Mortgagor shall pay to the Agent on behalf of the Lenders on demand the amount of all reasonable expenses incurred by the Agent and/or the Lenders in connection with any step taken by the Agent or the Lenders with a view to or in connection with their protection, exercise or enforcement of any right or interest created by this Mortgage or for any similar purpose as a result of a breach by the Mortgagor of this Mortgage. There shall be recoverable under this sub-clause (c) the full amount of all legal expenses on a full indemnity basis both before and after any judgment, whether or not such would be allowed under rules of court or any taxation or other procedure carried out under such rules.

         (d) The Mortgagor shall promptly pay any stamp duty or documentary tax payable on or by reference to this Mortgage and shall fully indemnify the Agent on behalf of the Lenders on demand against any liabilities and expenses resulting from any failure or delay by the Mortgagor to pay such stamp duty or documentary tax.

         (e) A certificate signed by the Agent which states that a specified amount, or aggregate amount, is due to the Lenders under this Clause 12 shall be prima facie evidence that the amount, or aggregate amount, is due.

         (f) The Mortgagor hereby agrees and undertakes to indemnify the Agent on behalf of the Lenders against any loss or damage or expenses which consequent on a judgment being obtained or enforced in respect of the non-payment by the Mortgagor or any other relevant parties of any amount due under this Mortgage arises or results from any variation in rate of exchange between the date of the said amount becoming due or the date of the said judgment being obtained (as the case may be) and the date of actual payment thereof and this indemnity shall continue in full force and effect notwithstanding any judgment in favour of any of the Lenders.

13.      COUNTERPARTS

         This Mortgage may be executed in one or more counterparts, each of which shall be deemed originals, all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Mortgage by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Mortgage.

14.      GOVERNING LAW

         This Mortgage shall be governed by and construed in accordance with the laws of the Cayman Islands and the parties hereby submit to the non-exclusive jurisdiction of the courts of the Cayman Islands.

IN WITNESS whereof the parties hereto have caused this Mortgage to be duly executed as a Deed the day and year first above written.

EXECUTED as a DEED by AJAX II,           )
L.L.C. as Managing General Partner of    )
AJAX II, L.P. in the presence of:        )
                                         )
_________________________                )   ______________________
Witness                                      John F. Tavlarios
                                             Attorney-in-Fact

EXECUTED as a DEED by the                )
CHRISTIANIA BANK OG                      )
KREDITKASSE ASA, NEW YORK                )
BRANCH as AGENT on behalf of the         )
Lenders in the presence of:              )
_________________________                )   ______________________
Witness                                  )

ACKNOWLEDGEMENT AND AGREEMENT OF THE COMPANIES AND THEIR RESPECTIVE SOLE
DIRECTORS

We, the undersigned, on behalf of Genmar Gabriel Ltd., Genmar Zoe Ltd., Genmar Macedon Ltd. and Genmar Spartiate Ltd. hereby acknowledge and agree to the above Mortgage and we agree to approve any transfer of the Mortgaged Shares to the Agent on behalf of the Lenders or its nominee pursuant to Clause 5(e) of the Mortgage and to enter the particulars of such transfer in the Register of Members of the relevant Company.

Dated __________ 2000



___________________________________
John F. Tavlarios, Attorney-in-Fact
for and on behalf of
GENMAR GABRIEL LTD.



___________________________________
John F. Tavlarios, Attorney-in-Fact
for and on behalf of
GENMAR ZOE LTD.



___________________________________
John F. Tavlarios, Attorney-in-Fact
For and on behalf of
GENMAR MACEDON LTD.



___________________________________
John F. Tavlarios, Attorney-in-Fact
For and on behalf of
GENMAR SPARTIATE LTD.

          [GENMAR GABRIELTD./GENMAR ZOE LTD./GENMAR MACEDON LTD./GENMAR
                                 SPARTIATE LTD.]

                         FORM OF RESIGNATION OF DIRECTOR

TO:      [Genmar Gabriel Ltd./Genmar Zoe Ltd./Genmar Macedon Ltd./Genmar
           Spartiate Ltd.]
         ("Company")
         P.O. Box 1234GT
         Queensgate House
         South Church Street
         Grand Cayman
         Cayman Islands

Dear Sirs,

I hereby resign as a Director of the Company and from any and all other offices of the Company I may hold effective from today's date without claim or compensation for loss of office or otherwise.

This Resignation is issued pursuant to a Share Mortgage dated __________ 2000 in favour of CHRISTIANIA BANK OG KREDITKASSE ASA on behalf of the Lenders as defined therein who are authorized to date and deliver this Resignation under the terms thereof.

DATED: _______________ 20__


Yours faithfully,




_______________________________

         [GENMAR GABRIEL LTD./GENMAR ZOE LTD./GENMAR MACEDON LTD./GENMAR
                                 SPARTIATE LTD.]

                            FORM OF IRREVOCABLE PROXY

The undersigned being the owner of 100 ordinary shares ("Shares", which expression shall be deemed to include any further shares issued to the undersigned) of [Genmar Gabriel Ltd./Genmar Zoe Ltd./Genmar Macedon Ltd./Genmar Spartiate Ltd.] ("Company"), a Cayman Islands company, hereby make, constitute and appoint ______________________ of ______________________________________ as
proxy and attorney-in-fact of the undersigned with full power to appoint a representative or nominee or substitute to act hereunder from time to time to vote all or any of the Shares at all annual and extraordinary general meetings of shareholders of the Company and to sign any unanimous written resolutions of the shareholders of the Company with the same force and effect as the undersigned might or could do and the undersigned hereby ratifies and confirms all that the said proxy and attorney-in-fact or its representative or nominee or substitute shall do or cause to be done by virtue hereof.

The Shares have been mortgaged to CHRISTIANIA BANK OG KREDITKASSE ASA as Agent on behalf of certain Lenders pursuant to a Share Mortgage ("Mortgage") dated __________ 2000 made between the undersigned and the Agent on behalf of the Lenders. This Proxy is coupled with an interest and is irrevocable and shall remain irrevocable as long as the Mortgage remains in effect.

IN WITNESS whereof this instrument has been duly executed as a Deed this _____ day of __________ 2000.

EXECUTED as a DEED by                     )
AJAX II, L.L.C. as Managing               )
Partner of AJAX II, L.P. in the           )
presence of:                              )
______________________________            )        _____________________________
Witness                                   )        Director/Member
                                          )

         [GENMAR GABRIEL LTD./GENMAR ZOE LTD./GENMAR MACEDON LTD./GENMAR
                                 SPARTIATE LTD.]
                                   ("Company")

                           FORM OF TRANSFER OF SHARES

We, Ajax II, L.P., by the Managing General Partner Ajax II, L.L.C., of P.O. Box 1234GT, Queensgate House, South Church Street, Grand Cayman, Cayman Islands in consideration of the sum of US$1.00 and other good and valuable consideration paid to us by _____________________ of ______________________________
(hereinafter called "the Transferee") do hereby transfer to the Transferee the _________ shares in the Company to hold the same unto the Transferee subject to the several conditions on which we hold the same; and we the Transferee do hereby agree to take the said shares subject to the conditions aforesaid.

This Transfer of Shares is issued pursuant to a Share Mortgage dated __________ 2000 in favour of CHRISTIANIA BANK OG KREDITKASSE ASA on behalf of the Lenders as therein defined who are authorized to complete this Transfer under the terms thereof.

As witness our hands the _____ day of __________ 20__.

Transferor:                                   Transferee:


________________________________              __________________________________
Ajax II, L.P.
By Ajax II, L.L.C.
(Managing General Partner)
By Peter Georgiopoulos
(Sole Member)

        [GENMAR GABRIEL LTD./GENMAR ZOE LTD./GENMAR MACEDON LTD./GENMAR
                                SPARTIATE LTD.]

                               FORM OF MEMORANDUM

It is hereby certified that a Memorandum has been made in the Register of Members of [Genmar Gabriel Ltd./Genmar Zoe Ltd./Genmar Macedon Ltd./Genmar Spartiate Ltd.] ("Company") to the effect that the shares described in the Schedule hereunder ("Shares", which expression shall be deemed to include any further shares issued to such shareholder described in the Schedule) have been mortgaged to CHRISTIANIA BANK OG KREDITKASSE ASA, New York Branch as Agent for the Lenders as defined in and pursuant to a Share Mortgage dated __________ 20__, due notice of the said Mortgage having been given by the Agent on behalf of the Lenders to the Company and we being duly appointed Directors of the Company, do hereby undertake not to register any transfer of any of the Shares or other ownership rights entitling the holder thereof to participate in the profits of the Company other than as directed by the Agent on behalf of the Lenders or with the prior written authorization of the Agent on behalf of the Lenders so to do.

It is further certified that we have not heretofore received any notice of any mortgage or other encumbrance in relation to the Shares.

                                    SCHEDULE

_____ ordinary shares of US$1.00 represented by certificates number ___ held by
___________________.

Dated _____________________ 20__



_____________________________
 (Director)